[The American Funds Group(r)]

AMCAP FUND


Building for the Future

[photograph:  young girl looking at art object]

2000 Annual Report
for the year ended February 29


AMCAP FUND(r) seeks long-term growth of capital by investing in growing, profitable companies.

AMCAP Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

AMCAP'S LIFETIME RESULTS
for the period May 1, 1967, to February 29, 2000, with all distributions reinvested

                                 Total                  Average Annual
                                 Return                 Compound Return
AMCAP                            +7369.7%               +14.0%

Standard & Poor's 500            +4574.6                +12.4
Composite Index/1/

Consumer Price Index             412.7                  + 5.1
(inflation)/2/


/1/The index is unmanaged and does not reflect sales charges, commissions or expenses.

/2/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.


AMCAP'S ANNUAL RETURNS
For the past 10 fiscal years (ended 2/28 or 2/29)

1991   +16.8%
1992   +20.4
1993   +5.9
1994   +11.3
1995   +3.4
1996   +29.3
1997   +11.7
1998   +37.0
1999   +21.1
2000   +22.3

Total Return Over Entire 10-Year Period: +402.3
Average Annual Compound Return:          +17.5

There are two ways to invest in this fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

Fund results in this report were calculated for A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 2000 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                                 Total                    Average Annual
                                 Return                   Compound Return
Ten Years                        +388.26%                 +17.18%
Five Years                       +189.23                  +23.67
One Year                         +22.04                     -

Sales charges are lower for accounts of $25,000 or more.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.


Fellow Shareholders:

Fiscal year 2000 proved to be another very rewarding period for shareholders of AMCAP Fund. In a turbulent stock market, the fund produced a 22.3% increase in the value of your investment if you reinvested dividends totaling 10 cents a share and capital gain distributions totaling $2.48 a share.

It was AMCAP's fifth consecutive fiscal year of double-digit increases, bringing the fund's five-year average compound total return to 24.0% a year.

Your fund's return this year was almost double that of Standard & Poor's 500 Composite Index, a measure of the U.S. stock market composed primarily of large companies. AMCAP also surpassed its lifetime average return of 14.0% a year and was nearly even with the 22.7% gain of its new benchmark, the Lipper Multi-Cap Core Fund Index, a measure of mutual funds which, like AMCAP, invest in a wide variety of companies of different sizes. Standard & Poor's 400 Midcap Index, which tracks medium-sized companies and is heavily weighted in technology, had a total return of 31.0%.

TECHNOLOGY STOCKS LEAD THE WAY

This was an unusual year in which the stock market exhibited a distinctly split personality. Many stocks of companies in the so-called "new economy" - mostly technology and communications companies, including Internet and media firms - did extremely well. By contrast, stocks in the "old economy" (finance and capital equipment, for example) fell out of favor, even though many continued to show good growth in earnings and revenues.

AMCAP is nestled between the two "economies," finding companies with proven growth in both. Our technology investments have helped results a great deal in recent years and, in fact, dominated the list of the fund's top ten gainers for the past 12 months. Explosive growth in the Internet and in communications hardware, software and services sectors has helped accelerate the growth rates of many well-managed technology companies. AMCAP has benefited from investments in this area, including Texas Instruments, the world's leading producer of digital signal processors and the fund's third-largest holding (+273.4%); Cisco Systems, a supplier of computer networking systems and telecommunications products (+170.3%); and Lexmark International, a leading computer printer manufacturer (+131.1%).

MEDIA AND MEDICAL DEVICE STOCKS DELIVER SOLID GAINS

Media and entertainment companies also did well this past year. Time Warner, the fund's second-largest holding, rose 32.6%; it announced a merger with America Online, bringing media content and access to a large group of Internet subscribers under one roof. Viacom, which announced a more traditional marriage with CBS, increased 26.2%.

[Begin Pull Quote]
AMCAP is nestled between the two "economies," finding companies of proven growth in both.
[End Pull Quote]

Medical instrument companies proved again they could produce steady above-average growth, hallmarks of AMCAP Fund investments. Medtronic, a leader in medical devices including pacemakers and implantable defibrillators, gained 37.2%. Guidant, a leading producer of medical devices such as stents and defibrillators for heart disease, increased 18.2%. Heart disease remains a serious health problem around the world, and these devices can greatly improve the length and quality of life.

FINANCIAL SERVICES STOCKS ARE HURT BY RISING INTEREST RATES

Interest rates rose for much of the year. As a result, interest-rate sensitive companies suffered. Fannie Mae, which purchases mortgage loans and issues mortgage-backed securities, fell 24.3% and Freddie Mac, which buys conventional mortgages and issues mortgage-backed securities, declined 29.1%. Bank stocks, in general, fared poorly.

VALUATIONS FOR GROWTH COMPANIES DIVERGE

As we mentioned earlier, we have seen an increasing divergence in valuations between the so-called new and old economy companies. While some of this is justified by the future growth prospects for the new economy, many other growth companies with solid records have been neglected. Some of our non-technology investments have good growth histories and solid future prospects, but they have been out of favor in the recent year. We still believe in the long-term outlook for these companies and think their stock prices will eventually reflect their true values. In the meantime, we continue to look across many industries from both the new and the old economies, seeking to invest in quality growth companies at reasonable prices.

LOOKING FORWARD

While we are very pleased to report another excellent year, bringing AMCAP's cumulative total return to 193% for the past five years, we continue to caution our shareholders to maintain realistic expectations. Fundamental growth opportunities are certainly plentiful. However, narrow markets like we've seen in the past 12 months - in which a small sector does well while the rest of the stocks lag behind - usually don't persist for long. In the past, these periods of unusual divergence in the market have often ended suddenly, leaving those who put all their assets in just one sector of the market disappointed that they didn't have a more diversified portfolio.

AMCAP Fund seeks a wide variety of investments in companies of all sizes and in many different industries, with the connective thread of quality growth. We try very hard to identify companies that have a proven record of growth and a future with a sustainable competitive advantage. We invite you to read how we choose our investments in the feature, "Building for the Future," which begins on page 6.

[Begin Pull Quote]
AMCAP Fund seeks a wide variety of investments in companies that have a record of strong earnings and a future with a sustainable competitive advantage.
[End Pull Quote]

We would also like to report that Herbert Hoover III, a Director since AMCAP's inception in 1967, has retired from the Board. We thank him for his wise counsel through the years.

We look forward to reporting to you again in the autumn.

Cordially,

/s/ Michael Shanahan
R. Michael Shanahan
CHAIRMAN OF THE BOARD

/s/ Claudia P. Huntington
Claudia P. Huntington
PRESIDENT


April 12, 2000

[Begin Sidebar]
TOTAL RETURN
for the 12 months ended February 29, 2000

AMCAP Fund                           +22.3
S&P 500 Composite Index/1/           +11.7
S&P 400 Midcap Index/1/              +31.0
Lipper Multi-Cap Core Fund Index/2/  +22.7

/1/The S&P Indexes are unmanaged and do not reflect sales charges, commissions or expenses.

/2/Recently, Lipper broke its growth fund category into smaller units. AMCAP is classified as a Multi-Cap Core Fund. Lipper indexes do not include the effects of sales charges.
[End Sidebar]


The Value of a Long-Term Perspective

HOW A $10,000 INVESTMENT HAS GROWN

Here's how a $10,000 investment in AMCAP grew between May 1, 1967 - when the fund began operations - and February 29, 2000. As you can see, that $10,000 grew to $703,358 with all distributions reinvested, a gain of 6,934%. Over the same period, $10,000 would have grown to $467,456 in Standard & Poor's 500 Composite Index. The chart also records the fund's progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1990. At that time, according to the table, the value of the investment illustrated here was $140,027. Since then, it has increased over five times in value, to $703,358. Thus, in that same 10-year period, the value of your investment - regardless of size - has also more than quintupled.

AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended February 29, 2000)

Ten Years    +16.83%
Five Years   +22.53%
One Year     +15.26%


*Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.


[Begin mountain chart]

Year ended 2/28 or 29        S&P 500 with                 Consumer Price Index
                             dividends reinvested/3/      (inflation) /4/
5/1/67                       $10,000                      $10,000
1968                         9,747                        10,332
1969                         11,039                       10,816
1970                         10,404                       11,480
1971                         11,674                       12,054
1972                         13,258                       12,477
1973                         14,293                       12,961
1974                         12,716                       14,260
1975                         11,306                       15,861
1976                         14,404                       16,858
1977                         14,984                       17,855
1978                         13,703                       19,003
1979                         15,976                       20,876
1980                         19,891                       23,837
1981                         24,192                       26,556
1982                         21,965                       28,580
1983                         30,441                       29,577
1984                         33,720                       30,937
1985                         40,747                       32,024
1986                         53,179                       33,021
1987                         68,925                       33,716
1988                         66,959                       35,045
1989                         74,851                       36,737
1990                         88,933                       38,671
1991                         101,986                      40,725
1992                         118,322                      41,873
1993                         130,943                      43,233
1994                         141,799                      44,320
1995                         152,298                      45,589
1996                         205,095                      46,798
1997                         258,809                      48,218
1998                         349,461                      48,912
1999                         418,430                      49,698
2000                         467,456                      31,269

TOTAL VALUE                1968/#/        1969             1970            1971

Dividends Reinvested       -$             75               190             200

Value At Year End/1/       $10,057        12,212           11,835          12,643

AMCAP TOTAL RETURN         0.6%           21.4             -3.1            6.8



TOTAL VALUE                1972           1973             1974            1975

Dividends Reinvested        244           228              196             294

Value At Year End/1/       14,902         13,978           11,037          9,903

AMCAP TOTAL RETURN         17.9           -6.2             -21.0           -10.3



TOTAL VALUE                1976           1977             1978            1979

Dividends Reinvested       328            208              263             335

Value At Year End/1/       13,883         14,173           16,612          22,738

AMCAP TOTAL RETURN         40.2           2.1              17.2            36.9



TOTAL VALUE                1980           1981             1982            1983

Dividends Reinvested       438            724              2,594           1,231

Value At Year End/1/       33,541         40,548           42,643          61,456

AMCAP TOTAL RETURN         47.5           20.9             5.2             44.1



TOTAL VALUE                1984           1985             1986            1987

Dividends Reinvested       1,591          1,944            1,548           1,629

Value At Year End/1/       62,128         72,165           88,738          115,664

AMCAP TOTAL RETURN          1.1           16.2             23.0            30.3



TOTAL VALUE                1988           1989             1990            1991

Dividends Reinvested        3,017         3,167            3,160           3,293

Value At Year End/1/       112,037        122,827          140,027         163,492

AMCAP TOTAL RETURN         -3.1           9.6              14.0            16.8



TOTAL VALUE                1992           1993             1994            1995

Dividends Reinvested       2,156          2,252            1,918           2,399

Value At Year End/1/       196,856        208,557          232,137         240,047

AMCAP TOTAL RETURN         20.4           5.9              11.3            3.4



Total Value                1996           1997             1998            1999

Dividends Reinvested       3,363          2,643            2,465            3,727

Value At Year End/1/       310,345        346,783          475,003          575,089

AMCAP TOTAL RETURN         29.3           11.7             37.0             21.1


Total Value                2000

Dividends Reinvested       3,329

Value At Year End/1/       703,358

AMCAP TOTAL RETURN         22.3

$703,358/1,2/
AMCAP
with dividends
reinvested

$467,456/3/
S&P 500
with dividends
reinvested

$51,269/4/
Consumer
Price Index
(inflation)

$10,000/1/
original
investment

Average
annual
compound
return for
32 3/4 years
13.8%/1,2/

#For the period May 1, 1967 (when the fund began operations), through February 29, 1968.

/1/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments over $25,000. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.50% prior to July 1, 1988.

/2/Includes reinvested dividends of $51,149 and reinvested capital gain distributions of $374,368.

/3/The index is unmanaged and does not reflect sales charges, commissions or expenses.

/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.



Building for the Future

How AMCAP Fund Chooses Its Investments

[abstract illustration]

[Begin Caption]
Guidant
[End Caption]

WHAT MAKES AMCAP FUND DIFFERENT in a world where investors have almost 7,000 different equity mutual funds competing for their attention and money?

 The answer is best expressed by two words: quality growth, says Claudia Huntington, fund president. "Your fund specializes in quality growth companies of any size, in any industry. The overriding principle behind all our selections is that each company must have a history of steady, above-average growth - and must show future growth potential." AMCAP's ideal company has had several consecutive years of strong gains in sales, earnings per share and cash flow, without recent operating losses.

 AMCAP analysts and portfolio counselors are looking to build a portfolio for the future. "We focus on growth potential for the long term - not just the next quarter's earnings projections," says Michael Shanahan, AMCAP chairman. With every investment AMCAP Fund considers, analysts try to look as far ahead as possible. Claudia says one of her favorite questions for executives when she visits companies is: "Tell me what you want your company to look like five years from now."

 Solid management is another key factor in company selection. "We've found that quality growth companies are typically managed by executives with proven records and the ability to position their companies for the future," says Claudia. "Excellent growth companies rarely do well in the long run without excellent leadership at the top."

 And they must have a clear edge over competitors in their industry, adds Mike. "These companies should have some combination of attractive characteristics, including a sustainable competitive advantage, opportunities to expand profit margins and/or sales, earnings and cash flow growth."

 Not surprisingly, these quality growth companies are usually not easy to find at a reasonable price. Choosing the companies for AMCAP's portfolio is therefore a big challenge. We thought you might find it interesting to read just how we did it with several specific case studies from a range of industries.

 Some of AMCAP's companies are household names, but others you may not recognize at first. The fund's investments range from companies in technology, media and telecommunications to firms in the airline, pharmaceutical and contract manufacturing businesses. All of them illustrate the qualities we seek, but as Mike puts it: "There's a unique story behind every AMCAP holding." Here are a few of them:

GUIDANT: DEVELOPING NEW PRODUCTS TO BATTLE HEART DISEASE

AMCAP has long been an investor in the medical instruments and pharmaceutical industries. In previous annual reports, we've highlighted Medtronic, the leading manufacturer of pacemakers and defibrillators. Here's a look at one of our newer investments in the field - Guidant.

 James Terrile analyzes medical instrument and pharmaceutical stocks for Capital Research and Management Company, AMCAP's investment adviser. He believes Guidant, one of the leaders in cardiovascular therapy products, is a "classic AMCAP stock. It has high-quality management, high-quality financials and a high-quality business. You hope to buy and hold it forever," he says.

 James first began investing in Guidant in 1997 after he completed a review of the medical instruments industry. He could see that Guidant had a number of key AMCAP characteristics. First, it was in a growth business - cardiovascular disease is unfortunately the nation's number one killer. Secondly, Guidant had a sustainable market edge and a barrier to entry for competitors. Guidant makes defibrillators and pacemakers to detect and treat irregular heartbeats. It also makes stents and other products to open blocked arteries. These devices are protected by patents and are difficult to copy.

[photograph of flight attendant with young girl]

[Begin Caption]
Southwest Airlines
[End Caption]

[Begin Pull-Quote]
Maintaining firsthand knowledge of managers, companies and industries is a key strength of AMCAP's analysts.
[End Pull-Quote]

[photograph of medical instrument]

[Begin Caption]
Texas Instruments
[End Caption]
[photograph of medical technicians in laboratory]

 Guidant has another competitive advantage: a sales force of highly trained representatives who work closely with cardiologists. The sales people often take information from physicians back to the research laboratory to produce new devices the doctors need. As a result, Guidant is able to come up with new variations of its products as often as every six months.

 To keep up to date on Guidant and other medical instrument companies, James spends considerable time attending medical conventions and talking to physicians who specialize in heart disease. This helps him understand Guidant's products better. That's good, because Guidant is a stock that fits AMCAP's objectives very well.

SOUTHWEST AIRLINES: KEEPING COSTS LOW AND DEVELOPING A UNIQUE CULTURE

"We are not an airline with great customer service," says Herb Kelleher, president of Southwest. "We are a great customer service organization that happens to be in the airline business."

 To airline analyst Grant Cambridge, that quote rings especially true. Southwest, a mid-sized company, stands out as one of the best companies in his coverage, he says.

 Why? The company has a simplified operating strategy that keeps costs low. It flies only one type of aircraft - the Boeing 737 - and it flies from point to point instead of to major hubs like most other airlines. In that way, it avoids the congestion at the largest airports. Southwest offers no assigned seats and no meals; that keeps fares low, and planes fly fairly full. An increasing number of its tickets are booked on the Internet, which also saves money for the company and its customers. "Southwest has the best operating margins in the airline business," says Grant.

 It also has excellent labor relations, having just signed a 10-year contract with several unions, Grant says. "It has been voted one of the ten best places to work in America several times. It's all because of the unique culture that the company has developed."

 Southwest stock has historically been priced at a premium to the rest of the airline industry. But, last August, Southwest's stock price began to fall as a result of higher fuel costs. At that time, AMCAP began investing in the stock. "When fuel prices reached their nine-year high, the stock plunged along with the rest of the airline industry, and we found our opportunity," he says.

 Not many airlines fit AMCAP's steady growth principle, but Southwest continues to shine.

TEXAS INSTRUMENTS: REFOCUSING A FORMIDABLE FRANCHISE

AMCAP has a solid position in technology investments and in electronic components manufacturers in particular. Texas Instruments has long been an AMCAP holding, but over the past four years it has undergone a remarkable transformation. The company has shifted from being a broad semiconductor company with a wide range of products to a highly focused semi-conductor company concentrating on a few high-growth areas.
[Begin Pull-Quote]


CBS will merge with Viacom this spring to round out one of the world's most outstanding collections of media assets.
[End Pull-Quote]

[photograph of person holding television remote control]

[Begin Caption]
Viacom
[End Caption]

 The company used to be involved in many different businesses, from making memory chips to providing equipment for the defense industry. When memory chip prices collapsed in the wake of the 1997 Asian financial crisis, many investors sold the stock because they felt the company was working on too many different products and had lost focus. AMCAP held on because the fund's analysts could see the promising transformation beginning to unfold. "We were convinced there were parts of the company with tremendous potential," says Claudia Huntington.

 Over the next few years, Texas Instruments sold its computer printers, defense, industrial equipment and old-line memory chip businesses. It concentrated instead on producing digital signal processors, or DSPs, as they are known. DSPs are the central chips for many communications devices. Every cellular phone has one, for example. They are also used in digital cameras and in MP3 players, the devices used to download music from the Internet. The company also manufactures analog semiconductors, which often work in conjunction with DSPs.

 Analyst Terry McGuire credits Tom Engibous, chief executive officer of Texas Instruments, with the successful resurgence. "To sum up, they sold most of their assets that weren't growing, leaving behind a highly focused company," Terry says.

 The refocused Texas Instruments, now one of AMCAP's largest investments, is doing very well. Over the past five years, the company has steadily gained market share in the DSP business; today it controls close to 50% of the market. The DSP market has grown at about 30% annually over the past five years, and is expected to continue to grow 20% to 30% annually for the foreseeable future, Terry says. The moral of the story for investors: it pays to thoroughly understand all parts of a company's business.

VIACOM: ASSEMBLING A MEGA-MEDIA POWERHOUSE

The media and entertainment industry has provided fertile ground for AMCAP through the years, with several companies providing strong earnings growth and stock price appreciation. Gordon Crawford, a veteran analyst and portfolio counselor, is a big believer in Viacom.

 Strong management is one of the leading characteristics of Viacom, Gordon says. "It's run by Sumner Redstone. We've made a lot of money with him over time. He is very smart and has a global vision of where the entertainment and media businesses are going."

 Gordon thinks that Viacom owns one of the world's outstanding collections of media assets. When it is combined with CBS, a merger to be concluded this spring, it will be an even stronger company.

Viacom owns Paramount Studios, one of the premier producers of motion pictures and television shows, and two of the most valuable cable networks: MTV and Nickelodeon. Viacom also operates several television stations, which should fit well with the television stations that CBS owns.

 CBS Chief Executive Officer Mel Karmazin also ranks high as a manager. "He's one of the best in the business," says Gordon. "He built a radio empire, making his investors rich in the process."

 The two companies - Viacom and CBS - should fit together hand in glove. "You get to vertically integrate the CBS television network and its television stations with Viacom's Paramount, which produces television programming," says Gordon. "You get to take two smaller cable television networks that CBS owns and combine them with Paramount's cable television operation. Both companies also have many Internet assets yet to be developed fully. CBS has Sportsline and CBS Marketwatch. Viacom has MTV.com and Nickelodeon.com. When they get all these assets in one place, they will be able to get them working better and cross-promote them on their television and radio stations, billboards and the CBS Television network."

 The combined company, Gordon says, "will have very little debt and huge excess cash flow - and it will be run by two very smart guys." The bottom line: if you combine the right companies, sometimes one plus one can equal more than two.

WELLS FARGO: INVESTING IN SYNERGY

In the past two years, many big banks have merged to cut costs and gain market share. Will Robbins, banking analyst, believes that of all these combinations, one of the most exciting is the new Wells Fargo Corp. It was formed by the merger of the old Wells Fargo & Co., based in San Francisco, and Norwest Corp., a large Minneapolis bank.

 Will thinks investing in the synergy of the combined banks will pay off for shareholders. "The old Wells Fargo is known for efficiency and for cutting costs," he says. "It's also known for having the largest retail Internet banking operation in the United States. On the other hand, the former Norwest bank gained a reputation for its sales ability and cross-selling of financial products to its growing customer base."

[Begin Pull-Quote]
AMCAP has a long record of successful investing in the media and entertainment industries.
[End Pull-Quote]

[photograph of children being entertained]

[Begin Caption]
Medicis
[End Caption]

[photograph of medical professional examining patient]

[Begin Pull-Quote]
Portfolio counselors and analysts thoroughly review a company's fundamental growth history and future prospects before they decide to invest.
[End Pull-Quote]

[photograph of branch operations]

[Begin Caption]
Wells Fargo
[End Caption]

[photograph of Wells Fargo stagecoach]

 The new Wells Fargo was chosen for AMCAP because of the proven growth record of the old Norwest Corp., a long-time holding of the fund. "Norwest's revenues grew at a 16% annual rate compounded for the 10 years prior to the merger in November 1998," says Will. "Since the old Norwest group is playing a key role in current management, it meets our objectives for AMCAP," he says.

 AMCAP's Wells Fargo investment illustrates the benefit of collaboration among the banking analysts that follow the industry for AMCAP and the other 28 American Funds. Several analysts are involved in the banking cluster. They meet regularly on long telephone calls and in person at various conferences. The group discussed such issues as the importance of Wells Fargo's strong Internet banking position and the value of core deposits as compared to borrowed money in a bank. This kind of collaboration adds to the breadth and depth of AMCAP's analytical coverage.

MEDICIS: A SMALL PHARMACEUTICAL COMPANY FOCUSING ON DERMATOLOGY

One of AMCAP's strengths is that it can invest in companies of any size; as a result, the fund's portfolio includes large, medium-size and small companies. Analyst Brady Enright seeks to find small companies for the fund. He prefers companies that have a franchise, a niche that is defensible against competitors. "If you don't have that, you're not going to have a consistent performer - the kind of company that AMCAP favors," he says.

 Medicis is a small company that specializes in dermatology. "It's an interesting market because there really aren't any blockbuster drugs in dermatology," Brady says. "In cardiology and arthritis you have drugs with multiple billions of dollars in annual sales. It's very rare in dermatology to find drugs with more than $100 million in annual sales. So something that can be a very interesting opportunity for Medicis is not really on the radar screen of the big pharmaceutical companies," says Brady.

 In this small niche, Medicis has a big presence. They have built a sales force of 70 people with a wide array of products to treat all kinds of common dermatological problems such as acne, fungal infections, rosacea and psoriasis.

 What makes a product work on someone's skin is difficult to quantify, says Brady. "The fact that one product does better on your skin than another product has a lot more to do with information about how to use the product and cosmetics than results that were calculated in a scientific lab," Brady says. The company has done very well in differentiating its products on that basis, he says. "What they have done is to combine a sales culture with a consumer orientation in producing products that people are really going to enjoy using." Half of their products have come from internal research and development.

THE NEVER-ENDING SEARCH FOR QUALITY GROWTH

Effective customer service, strong management, a sustainable competitive edge, a history of above-average earnings and revenue increases, a growing market - all these attributes figure into the choice of an AMCAP investment. The fund's analysts and portfolio counselors use these guidelines every day in their search for quality growth companies. "We work hard at finding companies with a strong fundamental history and a bright future outlook," says Claudia. Over the long haul, this approach has paid off. For its 33-year lifetime, AMCAP has produced an average annual compound return of 14.0%. It has outpaced the 12.4% return of the Standard & Poor's 500 Composite Index, one of the fund's old benchmarks, as well as the 11.6% return of the average Lipper Multi-Cap Core Fund, our new benchmark.

[photograph of young male student]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

As a shareholder in AMCAP Fund, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

 A long-term, value-oriented approach. Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and to benefit from economies of scale.

 An unparalleled global research effort. We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.
 A multiple portfolio counselor system. More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

 Experienced investment professionals. Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

 A commitment to low operating expenses. You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rate is low as well, keeping transaction costs and tax consequences contained.

A Portfolio for Every Investor

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

[photograph of American flag]

Growth Funds
Emphasis on long-term growth through stocks

AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)

Growth-and-Income Funds
Emphasis on long-term growth and dividends through stocks

American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

Equity-Income Funds
Emphasis on above-average income and growth through stocks and/or bonds

Capital Income Builder(r)
The Income Fund of America(r)
Balanced Fund
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

Income Funds
Emphasis on current income through bonds

American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

Tax-Exempt Income Funds
Emphasis on tax-free current income through municipal bonds

American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)
State-specific tax-exempt funds:

The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

Money Market Funds
Seek stable monthly income through money market instruments

The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the fund's transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of A Portfolio for Every Investor.


Amcap Fund, Inc.                                             Percent
Investment Portfolio, February 29, 2000                        of Net
                                                               Assets
Largest Industry Holdings
Data Processing & Reproduction                                  12.42%
Electronic Components                                           10.94%
Broadcasting & Publishing                                       10.12%
Business Services                                                9.48%
Health & Personal Care                                           7.90%
Other Industries                                                32.89%
Cash & Equivalents                                              16.25%

Largest Equity Holdings

Medtronic                                                        3.41%
Time Warner                                                      2.94%
Texas Instruments                                                2.75%
Robert Half International                                        2.54%
Viacom                                                           2.47%
Cisco Systems                                                    2.00%
AT&T Liberty Media Group                                         1.96%
Computer Associates International                                1.90%
Lexmark International Group                                      1.89%
Analog Devices                                                   1.78%


                                                             Number of   Market  Percent
                                                               Shares     Value   of Net
Equity Securitites   (common stocks)                                       (000)  Assets
--------------------------------------------                 --------  -------- --------

DATA PROCESSING & REPRODUCTION  -  12.42%
Computer Associates International, Inc.                      2,150,000  $138,272     1.90
Lexmark International Group, Inc., Class A(1)                1,150,000   137,138     1.89
Microsoft Corp.(1)                                           1,330,000   118,869     1.64
Oracle Corp.(1)                                              1,600,000   118,800     1.63
HNC Software Inc.(1)                                           850,000    83,619     1.15
3Com Corp.(1)                                                  700,000    68,600      .94
PeopleSoft, Inc.(1)                                          2,600,000    53,787      .74
Cadence Design Systems, Inc.(1)                              1,600,000    31,900      .44
Intuit Inc.(1)                                                 600,000    31,500      .43
International Business Machines Corp.                          250,000    25,500      .35
Gateway, Inc.(1)                                               365,200    25,107      .35
Hewlett-Packard Co.                                            150,000    20,175      .28
Silicon Graphics, Inc.(1)                                    1,850,000    18,153      .25
Dell Computer Corp.(1)                                         384,200    15,680      .22
Synopsys, Inc.(1)                                              200,000     7,988      .11
Compaq Computer Corp.                                          300,000     7,462      .10
ELECTRONIC COMPONENTS  -  10.94%
Texas Instruments Inc.                                       1,200,000   199,800     2.75
Analog Devices, Inc.(1)                                        825,000   129,525     1.78
Intel Corp.                                                  1,000,000   113,000     1.55
Sanmina Corp.(1)                                               775,000    90,723     1.25
SCI Systems, Inc.(1)                                         1,400,000    56,350      .78
Linear Technology Corp.                                        533,600    55,995      .77
Power Integrations, Inc.(1)                                    775,000    40,252      .55
Dallas Semiconductor Corp.                                     950,000    38,356      .53
Solectron Corp.(1)                                             400,000    26,200      .36
Jabil Circuit, Inc.(1)                                         350,000    24,303      .34
Adaptec, Inc.(1)                                               500,000    20,500      .28
BROADCASTING & PUBLISHING  -  10.12%
Time Warner Inc.                                             2,500,000   213,750     2.94
Viacom Inc., Class B(1)                                      3,224,400   179,760     2.47
AT&T Corp. Liberty Media Group, Class A(1)                   2,726,400   142,454     1.96
Infinity Broadcasting Corp., Class A(1)                      1,840,400    58,778      .81
Clear Channel Communications, Inc.(1)                          850,000    56,631      .78
Harte-Hanks, Inc.                                            2,051,200    44,742      .61
MediaOne Group, Inc.(1)                                        425,000    33,363      .46
Comcast Corp., Class A, special stock                          150,000     6,375      .09
BUSINESS SERVICES  -  9.48%
Robert Half International Inc.(1)                            4,375,000   184,844     2.54
Snyder Communications, Inc.(1)                               3,700,000    89,725
Snyder Communications, Inc.-Circle.com(1)                      625,000     5,898     1.31
Concord EFS, Inc.(1)                                         4,326,750    84,642     1.16
Paychex, Inc.                                                1,200,000    60,075      .83
Interpublic Group of Companies, Inc.                         1,265,800    50,869      .70
Avery Dennison Corp.                                           600,000    36,413      .50
Galileo International, Inc.                                  2,050,000    34,850      .48
ServiceMaster Co.                                            3,045,700    33,503      .46
Young & Rubicam Inc.                                           600,000    30,300      .42
MSC Industrial Direct Co., Inc., Class A(1)                  1,675,000    26,172      .36
Cendant Corp.(1)                                             1,039,696    18,520      .25
Sabre Holdings Corp., Class A(1)                               250,000    10,031      .14
Ventiv Health, Inc.(1)(2)                                    1,233,333     9,866      .14
IKON Office Solutions, Inc.                                  1,000,000     7,000      .10
Equifax Inc.                                                   300,000     6,356      .09
HEALTH & PERSONAL CARE  -  7.90%
Medtronic, Inc.                                              5,120,000   248,000     3.41
Guidant Corp.(1)                                             1,765,000   118,917     1.64
Pfizer Inc                                                   1,200,000    38,550      .53
Avon Products, Inc.                                          1,360,000    36,805      .51
Sybron International Corp.(1)                                  950,000    26,600      .37
Becton, Dickinson and Co.                                      800,000    24,850      .34
Gillette Co.                                                   500,000    17,625      .24
Genentech, Inc.(1)                                              90,400    17,436      .24
Stryker Corp.                                                  240,000    14,040      .19
Watson Pharmaceuticals, Inc.(1)                                300,000    12,000      .16
Cardinal Health, Inc.                                          244,589    10,089      .14
Bergen Brunswig Corp., Class A                               1,000,000     4,938      .07
ALZA Corp.(1)                                                  125,000     4,586      .06
MERCHANDISING  -  4.70%
Kohl's Corp.(1)                                                950,000    72,022      .99
Dollar General Corp.                                         3,353,200    70,207      .97
Albertson's, Inc.                                            2,500,000    61,250      .84
AutoZone, Inc.(1)                                            2,000,000    49,125      .68
Lowe's Companies, Inc.                                         995,000    47,387      .65
Consolidated Stores Corp.(1)                                 3,145,312    35,385      .49
Gap, Inc.                                                      125,000     6,039      .08
FINANCIAL SERVICES  -  3.97%
Fannie Mae                                                   2,051,000   108,703     1.50
SLM Holding Corp.                                            2,450,000    76,716     1.05
Providian Financial Corp.                                      524,200    33,975      .47
Capital One Financial Corp.                                    750,000    27,609      .38
Freddie Mac                                                    630,000    26,302      .36
Associates First Capital Corp., Class A                        400,000     7,950      .11
MBNA Corp.                                                     332,700     7,569      .10
HEALTH CARE PROVIDERS & SERVICES  -  2.92%
Medicis Pharmaceutical Corp., Class A(1)                     1,400,000    70,613      .97
Quintiles Transnational Corp.(1)                             1,884,000    55,931      .77
First Health Group Corp.(1)                                  1,400,000    33,775      .46
Stewart Enterprises, Inc., Class A                           5,200,000    22,100      .30
Cintas Corp.                                                   250,000     9,984      .14
Universal Health Services, Inc., Class B(1)                    250,000     9,719      .13
Columbia/HCA Healthcare Corp.                                  500,000     9,656      .13
Triad Hospitals, Inc.(1)                                        26,315       421      .01
LifePoint Hospitals, Inc.(1)                                    26,315       396      .01
BANKING  -  2.68%
Wells Fargo & Co.                                            2,700,000    89,269     1.22
Northern Trust Corp.                                           900,000    50,850      .70
M&T Bank Corp.                                                  85,923    31,706      .44
Bank of America Corp.                                          500,000    23,031      .32
DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.58%
CenturyTel, Inc.                                             2,110,000    70,949      .98
Citizens Utilities Co., Series B(1)                          4,287,300    65,381      .90
MCI WorldCom, Inc.(1)                                        1,150,000    51,319      .70
ELECTRICAL & ELECTRONICS  -  2.25%
Cisco Systems, Inc.(1)                                       1,100,000   145,406     2.00
Lucent Technologies Inc.                                       300,000    17,850      .25
BEVERAGES & TOBACCO  -  2.14%
Philip Morris Companies Inc.                                 4,000,000    80,250     1.10
PepsiCo, Inc.                                                1,519,800    49,014      .67
Robert Mondavi Corp., Class A(1)                               366,700    13,430      .19
Beringer Wine Estates Holdings, Inc., Class B(1)               365,000    13,163      .18
CHEMICALS  -  1.61%
Cambrex Corp.                                                1,130,000    45,341      .62
RPM, Inc.                                                    3,158,000    31,580      .44
Ionics, Inc.(1)                                                700,000    19,950      .28
Praxair, Inc.                                                  350,000    11,812      .16
Airgas, Inc.(1)                                                600,000     4,163      .06
Monsanto Co.                                                   100,000     3,881      .05
WIRELESS TELECOMMUNICATION SERVICES  -  1.33%
Western Wireless Corp., Class A(1)                           1,997,900    96,898     1.33
INSURANCE  -  1.11%
American International Group, Inc.                             734,375    64,946      .89
Mercury General Corp.                                          700,000    15,881      .22
LEISURE & TOURISM  -  1.03%
Brinker International, Inc.(1)                               2,950,000    64,163      .88
Papa John's International, Inc.(1)                             450,000    10,800      .15
MACHINERY & ENGINEERING  -  1.03%
Millipore Corp.                                                900,000    48,094      .66
IDEX Corp.                                                     977,000    24,181      .34
Thermo Electron Corp.(1)                                       143,600     2,243      .03
ELECTRONIC INSTRUMENTS  -  1.01%
Applied Materials, Inc.(1)                                     400,000    73,175     1.01
ENERGY EQUIPMENT  -  0.63%
Schlumberger Ltd.                                              624,232    46,115      .63
INDUSTRIAL COMPONENTS  -  0.53%
Tower Automotive, Inc.(1)                                    1,750,000    20,781      .28
Illinois Tool Works Inc.                                       350,000    18,091      .25
IT CONSULTING & SERVICES  -  0.49%
Acxiom Corp.(1)                                                550,000    15,881      .22
Metamor Worldwide Inc.(1)                                      675,000    13,837      .19
Shared Medical Systems Corp.                                   150,000     5,841      .08
TRANSPORTATION: AIRLINES  -  0.45%
Southwest Airlines Co.                                       1,790,000    33,003      .45
BUILDING MATERIALS & COMPONENTS  -  0.45%
Elcor Corp.                                                    975,000    32,663      .45
TEXTILES & APPAREL  -  0.44%
NIKE, Inc., Class B                                          1,127,000    32,049      .44
FOOD & HOUSEHOLD PRODUCTS  -  0.29%
Colgate-Palmolive Co.                                          400,000    20,875      .29
WHOLESALE & INTERNATIONAL TRADE  -  0.27%
Tech Data Corp.(1)                                             900,000    19,519      .27
MULTI-INDUSTRY  -  0.16%
Dover Corp.                                                    300,000    11,569      .16
TRANSPORTATION: RAIL & ROAD  -  0.12%
Wisconsin Central Transportation Corp.(1)                      675,000     8,353      .12
RECREATION & OTHER CONSUMER PRODUCTS  -  0.08%
Mattel, Inc.                                                   600,000     5,775      .08

Miscellaneous  -  0.62%
Other equity securities in initial period of acquisition                  45,558      .62


                                                                      --------------------
Total Equity Securities   (cost: $3,724,191,000)                       6,088,377    83.75


                                                             Principal   Market  Percent
                                                               Amount     Value   of Net
Short-Term Securities                                            (000)     (000)  Assets
--------------------------------------------                 --------  -------- --------
Corporate Short-Term Notes  -  13.56%

Bell Atlantic Financial Services, Inc. 5.68%-5.82% due 3/6-4/  $65,400    65,196      .90
Procter & Gamble Co. 5.71%-5.83% due 3/24-4/17/2000             64,900    64,508      .89
Ford Motor Credit Co. 5.70%-5.71% due 3/17-3/22/2000            63,300    63,107      .87
Eastman Kodak Co. 5.75%-5.89% due 3/6-5/15/2000                 62,350    61,827      .85
CIT Group Holdings, Inc 5.75%-5.86% due 3/27-4/11/2000          60,350    60,056      .83
General Motors Acceptance Corp. 5.71%-5.81% due 3/9-3/21/2000   57,600    57,487      .79
H.J. Heinz Co. 5.72%-5.82% due 3/13-4/7/2000                    55,500    55,231      .76
National Rural Utilities Cooperative Finance Corp.
!5.85%-5.87% due 3/13-3/14/2000                                 55,200    55,083      .76
IBM Credit Corp. 5.71%-5.83% due 3/15-4/24/2000                 55,000    54,672      .75
Ciesco LP 5.70%-5.82% due 3/8-3/14/2000                         52,500    52,409      .72
E.I. du Pont de Nemours and Co. 5.77%-5.81% due 4/19/2000       49,600    49,199      .68
Coca-Cola Co. 5.70%-5.73% due 3/20-4/14/2000                    48,800    48,527      .67
Campbell Soup Co. 5.84% due 4/26-5/4/2000                       47,000    46,531      .64
American Express Credit Corp. 5.65% due 3/3/2000                41,800    41,780      .57
AT&T Corp. 5.75%-5.80% due 3/16-4/10/2000                       41,000    40,793      .56
USAA Capital Corp. 5.73%-5.84% due 3/1-4/27/2000                38,460    38,289      .53
Motorola, Inc. 5.72%-5.78% due 3/30-4/6/2000                    36,600    36,397      .50
Associates First Capital Corp. 5.72% due 3/29/2000              30,000    29,860      .41
Lucent Technologies Inc. 5.87% due 3/10/2000                    25,000    24,960      .34
Motorola Credit Corp. 5.78% due 4/12/2000                       20,200    20,059      .27
Associates Corp. of North America 5.92% due 3/1/2000            20,000    19,997      .27

Federal Agency Discount Notes  -  2.94%

Fannie Mae 5.67%-5.78% due 3/2-4/20/2000                       133,661   133,066     1.83
Freddie Mac 5.66%-5.79% due 3/7-6/15/2000                       80,748    80,348     1.11

                                                                      --------------------
Total Short-Term Securities   (cost: $1,199,399,000)                   1,199,382    16.50
                                                                      --------------------
Total Investment Securities   (cost:$4,923,590,000)                    7,287,759   100.25
Excess of payables over cash and receivables                              18,143      .25
                                                                      --------------------
NET ASSETS                                                             7,269,616   100.00
                                                                      --------------------
(1)  Non-income-producing securities.
(2)  The fund owns 5.09% of the outstanding voting securities of
     Ventiv Health, Inc., and thus should be considered an
     affiliate as defined by the Investment Company Act of 1940.

See Notes to Financial Statements

AMCAP FUND Financial Statements
-------------------------------------------       ---------------- ----------------
Statement of Assets and Liabilities
at February 29, 2000 (dollars in thousands)
-------------------------------------------       ---------------- ----------------
Assets:
Investment securities at market
 (cost: $4,923,590)                                                     $7,287,759
Cash                                                                           215
Receivables for--
 Sales of investments                                      $14,073
 Sales of fund's shares                                      6,903
 Dividends                                                   2,067          23,043
                                                  ----------------------------------
                                                                         7,311,017
Liabilities:
Payables for--
 Purchases of investments                                   29,320
 Repurchases of fund's shares                                5,728
 Management services                                         2,075
 Other expenses                                              4,278          41,401
                                                  ----------------------------------
Net Assets at February 29, 2000--
 Equivalent to $19.00 per share on
 382,652,230 shares of $1 par value
capital stock outstanding (authorized
capital stock--500,000,000 shares)                                      $7,269,616
                                                                   =================
Statement of Operations for the year
ended February 29, 2000 (dollars in thousands)
                                                  ----------------------------------
Investment Income:
Income:
 Dividends                                             $    32,742
 Interest                                                   58,515        $ 91,257
                                                  ------------------
Expenses:
 Management services fee                                    23,853
 Distribution expenses                                      14,744
 Transfer agent fee                                          4,024
 Reports to shareholders                                       231
 Registration statement and prospectus                         394
 Postage, stationery and supplies                              582
 Directors' fees                                               126
 Auditing and legal fees                                        53
 Custodian fee                                                 111
 Taxes other than federal income tax                            88
 Other expenses                                                217          44,423
                                                  ----------------------------------
Net investment income                                                       46,834
                                                                   -----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                          999,592
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                       2,082,157
 End of year                                             2,364,169
                                                  ------------------
  Net unrealized appreciation
    on investments                                                         282,012
                                                                   -----------------
 Net realized gain and unrealized
  appreciation on investments                                            1,281,604
                                                                   -----------------
Net Increase in Net Assets Resulting
 From Operations                                                        $1,328,438
                                                                   =================
See Notes to Financial Statements

Statement of Changes in Net
 Assets (dollars in thousands)
---------------------------------------------     ----------------------------------
                                                        Year ended      Year ended
                                                  February 29, 2000February 28, 1999
Operations:                                       ----------------------------------
Net investment income                                   $   46,834      $   36,888
Net realized gain on investments                           999,592         849,757
Net unrealized appreciation
 on investments                                            282,012         136,197
                                                  ----------------------------------
  Net increase in net assets
   resulting from operations                             1,328,438       1,022,842
                                                  ----------------------------------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income                       (34,644)        (38,213)
Distributions from net realized
 gain on investments                                      (856,319)       (673,768)
                                                  ----------------------------------
  Total dividends and distributions                       (890,963)       (711,981)
                                                  ----------------------------------
Capital Share Transactions:
Proceeds from shares sold:
 48,563,421 and 46,252,114
 shares, respectively                                      894,848         807,601
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 46,748,655 and 39,917,389 shares,
 respectively                                              836,603         663,119
Cost of shares repurchased:
 45,493,929 and 42,252,652
 shares, respectively                                     (838,228)       (733,197)
                                                  ----------------------------------
  Net increase in net assets
   resulting from capital share transactions               893,223         737,523
                                                  ----------------------------------
Total Increase in Net Assets                             1,330,698       1,048,384

Net Assets:
Beginning of year                                        5,938,918       4,890,534
                                                  ----------------------------------
End of year (including distributions in excess of
 net investment income and undistributed net
 investment income of $(807) and $3,813, respectiv      $7,269,616      $5,938,918
                                                  ==================================

See Notes to Financial Statements


                         NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION
The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of February 29, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,364,169,000; $2,902,246,000 related to appreciated securities and $538,077,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended February 29, 2000. The cost of portfolio securities for book and federal income tax purposes was $4,923,590,000 at February 29, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

   INVESTMENT ADVISORY FEE - The fee of $23,853,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

    DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended February 29, 2000, distribution expenses under the Plan were $14,744,000. As of February 29, 2000, accrued and unpaid distribution expenses were $3,456,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,191,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,024,000.

  DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 29, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $850,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

   The fund made purchases and sales of investment securities, excluding short-term securities, of $1,861,896,000 and $1,998,549,000, respectively, during the year ended February 29, 2000.

   As of February 29, 2000, accumulated undistributed net realized gain on investments was $399,132,000 and additional paid-in capital was $4,124,470,000. The fund reclassified $16,810,000 and $17,870,000 from undistributed net investment income and undistributed net realized gains, respectively, to paid-in capital, for the year ended February 29, 2000.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $111,000 includes $32,000 that was paid by these credits rather than in cash.

AMCAP FUND
Per-Share Data and Ratios
--------------------------------- ------   ------    ------   ------  ------
                                                  Year endedFebruary 28 or 29
                                  ------   ------    ------   ------  ------
                                     2000     1999      1998     1997    1996
                                  ------   ------    ------   ------  ------
Net Asset Value, Beginning
 of Year                          $ 17.84 $  16.93 $    14.6 $  14.40 $ 12.28
                                  ------   ------    ------   ------  ------

 Income from Investment
  Operations:
   Net investment income             .13      .12       .10      .12     .16
   Net gains on securities (both
  realized and unrealized)          3.61     3.21      4.80     1.51     3.32
                                  ------   ------    ------   ------  ------
    Total from investment operati   3.74     3.33      4.90     1.63     3.48
                                  ------   ------    ------   ------  ------
 Less Distributions:
  Dividends (from net investment
   income)                          (.10)    (.13)     (.10)    (.12)   (.17)
  Distributions (from capital gai  (2.48)   (2.29)    (2.47)   (1.31)  (1.19)
                                  ------   ------    ------   ------  ------
   Total distributions             (2.58)   (2.42)    (2.57)   (1.43)  (1.36)
                                  ------   ------    ------   ------  ------
Net Asset Value, End of Year      $ 19.00 $  17.84 $    16.9 $  14.60 $ 14.40
                                  ======   ======    ======   ======  ======
Total Return/1/                    22.30%   21.07%    36.97%   11.74%  29.29%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                       $7,270   $5,939    $4,891   $3,807  $3,693
 Ratio of expenses to average
  net assets                         .68%     .67%      .68%     .69%    .71%
 Ratio of net income to
  average net assets                 .72%     .70%      .62%     .81%   1.16%

 Portfolio turnover rate           34.36%   36.46%    31.42%   24.14%  35.16%


/1/Excludes maximum sales charge
 of 5.75%.

Independent Auditors' Report
To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc.(the "fund"), including the investment portfolio as of February 29, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 29, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 30, 2000


2000 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                            Dividends and Distributions per Share

To Shareholders                Payment Date                 From Net                  From Net Realized
of Record                                                   Investment                Long-Term Gains
                                                            Income

June 18,1999                   June 21, 1999                $0.03                     $0.820

December 9, 1999               December 10, 1999            0.07                      1.655


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 68% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION, WHICH WAS MAILED IN JANUARY 2000, TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

MARY ANNE DOLAN
Los Angeles, California
Founder and President, M.A.D., Inc.
(communications company); former Editor,
The Los Angeles Herald Examiner

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group,
LLC (development and management of
senior living communities)

CLAUDIA P. HUNTINGTON
Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and Management Company

MARY MYERS KAUPPILA
Boston, Massachusetts
Private investor; former owner and President, Energy Investment, Inc.

BAILEY MORRIS-ECK*
Washington, D.C.
Senior Associate, Reuters Foundation;
Senior Fellow, Institute for
International Economics;
Consultant, The Independent of London;
former Vice President, Brookings Institution

KIRK P. PENDLETON
Huntingdon, Pennsylvania
Chairman of the Board and
Chief Executive Officer, Cairnwood, Inc.
(venture capital investment)

JAMES W. RATZLAFF
San Francisco, California
Senior Partner, The Capital Group Partners L.P.

OLIN C. ROBISON, Ph.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

STEVEN B. SAMPLE, Ph.D.*
Los Angeles, California
President, University of Southern California;
Chairman of the Board, Association of Pacific
Rim Universities; former Chairman of the Board, Association of American Universities

R. MICHAEL SHANAHAN
Los Angeles, California
Chairman of the Board of the fund
Chairman of the Board and
Principal Executive Officer,
Capital Research and Management Company

CHAIRMAN EMERITUS
JAMES D. FULLERTON
Pasadena, California
Retired; former Chairman of the Board,
The Capital Group Companies, Inc.

OTHER OFFICERS

TIMOTHY D. ARMOUR
Los Angeles, California
Senior Vice President of the fund
Director, Capital Research and
Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

JOANNA F. JONSSON
San Francisco, California
Vice President of the fund
Vice President and Director,
Capital Research Company

C. ROSS SAPPENFIELD
New York, New York
Vice President of the fund
Vice President, Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

*Effective November 16, 1999.
Offices of the fund and of the
investment adviser, Capital Research
and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for shareholder accounts

American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

Independent auditors
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Suite 200
Los Angeles, California 90071-3462

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT, ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA AGD/AL/4535
Lit. No. AMCAP-011-0400

[The American Funds Group(r)]
AMCAP Fund